REVENUE	12 Months Ended
Dec. 31, 2022
Disclosure Of Revenue From Contracts With Customers [Abstract]
REVENUE	REVENUEThe revenue fully relates to the transfer of goods and is recognized at a point in time when the goods have been delivered to the customer. For the years ended December 31, 2022 and 2021, the sales of RUCONEST® in the U.S. market were $200.1 million and $193.4 million. For the years ended December 31, 2022 and 2021 revenues in Europe were $4.9 million. Revenues in Rest of the World (excluding Europe) were $0.6 million and $0.5 million in 2022 and 2021 respectively.Two U.S. customers represented approximately $173.6 million, or 84%, of our net revenues in 2022. For 2021 and 2020, the two U.S. customers represented approximately $156.6 million, or 79%, and $161.7 million, or 76%, of our revenues. These customers are large specialty wholesale companies that are specialized in distribution of pharmaceuticals in our and our competitors’ disease area and that distribute our product.